Reporting entity	12 Months Ended
Dec. 31, 2018
Disclosure of reporting entity [Abstract]
Disclosure of reporting entity [text block]
1.	Reporting entity

Ecopetrol S.A. (“Ecopetrol”) is a mixed economy company, of a commercial nature, incorporated in 1948 in Bogotá – Colombia, parent company of the Ecopetrol Business Group. Its corporate purpose is to conduct commercial or industrial activities related to the exploration, exploitation, production, refining, transportation, storage, distribution and commercialization of hydrocarbons and their derivatives and products, directly or through its subsidiaries (collectively referred to as “Ecopetrol Business Group”).

11.51
% of Ecopetrol shares are publicly traded on the Stock Exchanges of Colombia and New York. The remaining shares (
88.49
% of the total outstanding shares) are owned by the Colombian Ministry of Finance and Public Credit.

The address of the main office of Ecopetrol is Bogotá – Colombia, Carrera 13 No. 36 – 24.